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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                            to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934



         Date of report (Date of earliest event reported):    May 15, 2008
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                               CirTran Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
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                 (State of Other Jurisdiction of Incorporation)


                 000-49654                                 68-0121636
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          (Commission File Number)             (IRS Employer Identification No.)


     4125 South 6000 West, West Valley City, Utah               84128
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       (Address of Principal Executive Offices)               (Zip Code)


                                  801-963-5112
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)



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Item 2.02         Results of Operations and Financial Condition
Item 7.01         Regulation FD Disclosure.

On May 15, 2008, CirTran Corporation ("the Company") issued a press release announcing its financial results for the quarter ended March 31, 2008. A copy of the press release is furnished herewith as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference. The Company will also post this document on its corporate website, www.cirtran.com, under the "News" and "Investor Relations" links.

In accordance with General Instruction B.2 of Form 8-K, the information in this section of this Report shall not be deemed filed for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing.

Item 9.01.  Financial Statements and Exhibits.

         (d)      Exhibits.
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                  99       Press Release dated May 15, 2008

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CirTran Corporation


Date: May 15, 2008                             By:  /s/ Iehab Hawatmeh
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                                                    Iehab J. Hawatmeh, President











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